Item 1: Report to Shareholders

GNMA Fund	November 30, 2005

The views and opinions in this report were current as of November 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Mortgage-backed securities experienced a difficult environment over the past six months. While the Fed continued to raise official short-term interest rates at a “measured” pace, rates on longer-term securities fluctuated significantly as investors weighed monetary policy against other factors, including strong economic growth and the inflationary impact of record oil prices. Mortgages typically struggle in the face of such volatility, and the sector offered flat returns during our reporting period.

MARKET ENVIRONMENT

The economy continued to expand throughout the past six months, apparently slowing only slightly in the aftermath of the widespread destruction wrought by Hurricane Katrina in late August. According to the latest estimates, gross domestic product grew at a 3.3% annualized rate in the second quarter and a 4.3% rate in the third. While the headline data on inflation were less welcome—consumer prices rose substantially in July and August, and then spiked 1.2% in September—this was mostly due to record-high oil prices; in fact, inflation then fell back to a modest 0.2% rate in October. The core rate of inflation, which excludes food and energy, rose at a steady and modest 0.1% monthly rate through September before ticking upward to 0.2% in October. Although the hurricane took a large toll on Gulf Coast employment, the national labor market remained healthy, and the unemployment rate stood at only 5.0% in November.

Even as the economy grew steadily, the past six months were extremely volatile for fixed-income securities. Yields climbed roughly 100 basis points (one percentage point) at the short end of the Treasury yield curve, while the 10-year rate rose only 50 basis points and the 30-year rate increased 37 basis points. Although this dramatic yield curve flattening was anticipated as the Federal Reserve took care to telegraph its tightening policy, a pattern of substantial volatility underlay these moves. The yield on the 10-year Treasury note began the period at 3.98%, rose as high as 4.43%, fell back to 4.00%, and ended at 4.48%. The fluctuations were driven by various factors, such as Fed policy, soaring oil prices, fears of an economic slowdown due to the hurricanes, and the downgrade of Ford and GM debt to high-yield status.

THE FED’S ROLE AND WHAT IT MEANS TO YOU

After the January 31, 2006, Federal Open Market Committee (FOMC) meeting, Chairman Alan Greenspan will retire. His successor will be Ben S. Bernanke, currently the chairman of President Bush’s Council of Economic Advisers, and former Fed governor and Princeton professor. Mary Miller, director of T. Rowe Price’s Fixed Income Division, says, “For 18 years Alan Greenspan has been a steady hand at the Fed’s helm, guiding us through volatile financial markets and geopolitical events with sound reasoning and long-term perspective. His inflation-fighting resolve has structurally lowered inflation expectations, leading to milder business cycles and greater prosperity.”

Why should you care about the Fed’s moves or Greenspan’s successor? The short answer is the central bank’s actions—including setting monetary policy and overseeing the integrity of the banking system—impact mortgage rates, credit card costs, and fixed-income yields. At the most visible level, the Fed raises short-term interest rates to curb inflation when the economy is growing quickly and lowers them when it wants to stimulate economic growth. The chart below shows the FOMC systematically lowering rates in 2001 as the economy slipped into recession following the implosion of the dot-com bubble. Once the economy gained traction, the Fed started raising the fed funds rate. The stairstep increases from mid-2004 to date have had the desired effect of slowing GDP growth while keeping inflation from accelerating. Most credit-market experts correctly anticipated the December 13 rate increase and expect another quarter-point rate hike at the January 31 FOMC meeting.

Miller thinks that Bernanke’s monetary policy should dovetail seamlessly with Greenspan’s. In his statement to the Senate Banking Committee, Bernanke affirmed, “under Greenspan, monetary policy has become increasingly transparent to the public and financial markets, a trend I strongly support.” This focus, in Miller’s view, is a positive for credit-market stability. She added, “The incoming chairman’s pledge to target the inflation level he considers consistent with long-term price stability is not a departure from present practices and should continue to benefit fixed-income investors.”

PERFORMANCE AND STRATEGY REVIEW

The GNMA Fund returned 0.03% and 2.16% for the 6- and 12-month periods ended November 30, 2005, respectively. As shown in the table, the portfolio outperformed the Lipper GNMA Funds Average but lagged the Citigroup GNMA Index in both periods. The fund’s net asset value declined by $0.22 over the past six months, which was offset by the same amount in dividends paid out over the period.

The volatile interest rate environment since May was very tough on mortgages, which perform best when rates remain tame and securities trade in a fairly tight range. Over the last six months, as measured by Lehman indexes, mortgages returned -0.16%, while GNMAs performed somewhat better, returning 0.11% over the same period. Most of that outperformance occurred in the last four months as foreign investors showed a preference for GNMAs. Another factor supporting prices was shrinking supply. At the end of November GNMAs represented 11.0% of the overall Lehman mortgage index, compared with 12.4% only 13 months ago. Investors such as ourselves are reluctant sellers into a market that is becoming smaller, as we risk not being able to buy back bonds at a later date. Excess returns on mortgages (returns compared to equal-duration Treasuries) over the last six months were a negative 39 basis points; most of the under-performance occurred over the past three months. The negative performance was attributable to spread widening and the volatile interest rate environment.

Given the expectation of rising interest rates, our posture during the year was defensive. We maintained a shorter duration compared with the Citigroup GNMA Index, and we chose securities that were less susceptible to volatility in interest rates. In particular, we overweighted 15-year mortgages, which have much less extension risk, or the potential to lock us in to lower yields in a rising rate environment. We also owned collateralized mortgage obligations and project loans sponsored by the Government National Mortgage Association. Project loan deals are backed by a group of commercial real estate loans, primarily to nursing homes, assisted living facilities, and multifamily housing for low- and moderate-income families. They are diversified by geography and structured with strong call protection. These types of securities benefit a portfolio by adding stability to the average life of the portfolio compared with an all-mortgage fund. We also carefully select the pass-throughs that we own—looking for better protection against volatility and superior return potential than what is available in the “to-be-announced” (TBA) market.

The mortgage sector is at an interesting point. Yield spreads have widened, offering more yield advantage relative to Treasuries than we have seen in over a year; however, when compared with spreads of many years ago, they still appear somewhat narrow. Likewise, implied volatility, which is a negative factor for mortgages (please see glossary), has come off its recent lows but remains fairly low compared with previous years. While low or even negative supply has supported mortgage prices over the last several months, the supply of conventional mortgages has been ticking up recently and should continue to be positive for the next several months. GNMA supply will continue to be flat to negative as long as the subprime mortgage market continues to flourish, offering homeowners an alternative to GNMAs. On the other hand, higher short-term rates have reduced the benefit to homeowners of moving into hybrid adjustable-rate mortgages instead of 30-year fixed mortgages and, in fact, may cause some hybrid borrowers to refinance back into 30-year loans. This would only increase supply in our sector.

Finally, demand continues to be the wild card. The government-sponsored entities, FNMA (Fannie Mae) and FHLMC (Freddie Mac), have been sidelined from investing in the mortgage market because of their accounting problems and the political environment. The Office of Federal Housing Enterprise Oversight just announced that Fannie Mae has met its capital requirements, however, and Freddie Mac has been in a positive cash position for several months. While we do not anticipate Fannie Mae becoming a major buyer of mortgages given recent problems, we may see Freddie Mac become a larger buyer given that the spread between mortgages and agency debt has widened to attractive levels. Foreign buyers have been very quiet over the last few months as well, despite widespread anticipation that they would become active investors after rates rose. Banks are another potential source of demand, but they are generally not interested in mortgages when the yield curve is flat because they are unable to buy mortgages with money borrowed at cheaper short-term rates.

OUTLOOK

Recently, mortgages have tended to underperform Treasuries and swaps when interest rates have risen, while doing much better when rates are falling. On balance, this bodes well for the coming months. The Fed appears to be nearing the end of its tightening cycle, which promises to allow interest rates to find a comfortable trading range. However, we may see more volatility as we go through the next few rate hikes, and there is always the risk that the Fed may continue raising rates longer than expected. As a result, we continue to prefer securities with better protection against volatility and a slightly shorter duration until we reach that comfortable trading range.

Despite their lackluster performance of late, GNMAs have continued to play an important role in investors’ portfolios. The prepayment and cash flow risks that have recently weighed on prices have not affected the basic stability of GNMAs, which are backed by the full faith and credit of the government. Our goal is to continue to provide a risk-aware approach to shareholders by concentrating investments in those GNMAs that offer the best value, while seeking to invest opportunistically in other types of securities. Generally, we look forward to a more mundane and steady interest rate environment and, hopefully, higher returns.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Connice A. Bavely
Chairman of the fund’s Investment Advisory Committee

December 16, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MORTGAGE-BACKED BONDS

Mortgage securities are subject to interest rate risk: the decline in bond prices that usually accompanies a rise in interest rates, potentially reducing the fund’s income level and share price. Historically, GNMAs and other mortgage-backed bonds have declined less in price when rates were rising because they carry their own special risks, such as prepayment and extension risk. When mortgage rates decline, homeowners usually refinance and prepay principal, causing the average maturity of the portfolio to shorten and reducing the potential for price gains. Extension risk occurs when rates rise, causing the portfolio’s average maturity to lengthen and increasing its sensitivity to interest rate risk and possible price declines.

GLOSSARY

Average maturity: For a bond fund, this is the weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which can mean greater price fluctuation. A shorter average maturity usually means less interest rate sensitivity, and consequently, a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Call protection: Any of a number of provisions that prohibits a bond’s early redemption for a given period.

Citigroup GNMA Index: A market value-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA).

Collateralized mortgage obligation (CMO): Collateralized mortgage obligations are investment-grade bonds that are backed by mortgage pass-throughs whose cash flows are directed in different ways to different classes. Some classes may have less risk associated with prepayments, and, by default, the other classes will have more prepayment risk. Those classes with less risk generally yield less than other mortgage-backed securities.

Duration: A measure of a bond or bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

Extension risk: As interest rates rise, the likelihood of prepayment decreases, and the average life and duration of mortgage securities lengthens. Investors are unable to capitalize on higher interest rates because their investment is locked in at a lower rate for a longer period of time.

Implied volatility: A theoretical value designed to represent the volatility of the security underlying an option as determined by the price of the option. It is a representation of the market’s best estimate for future volatility.

Lehman MBS Index: An index that tracks the performance of the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Lehman GNMA Index: An index that tracks the GNMA component of the Lehman MBS Index.

Lipper averages: Consist of all mutual funds in a particular category as tracked by Lipper Inc.

Real interest rate: The excess of the current interest rate over the current inflation rate.

Total return: The annual rate of return on a bond, taking into account interest income, plus appreciation or depreciation. If a bond is held to maturity, its total return equals its yield to maturity.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 11/30/05**	Year Ended 5/31/05**	5/31/04	5/31/03	5/31/02	5/31/01
NET ASSET VALUE						
Beginning of period	$ 9.63	$ 9.54	$ 9.89	$ 9.61	$ 9.40	$ 8.92
Investment activities						
Net investment income	0.18	0.37	0.30	0.37	0.52	0.59
Net realized and unrealized gain (loss)	(0.18)	0.16	(0.26)	0.30	0.21	0.48
Total from investment activities	–	0.53	0.04	0.67	0.73	1.07
Distributions						
Net investment income	(0.22)	(0.44)	(0.39)	(0.39)	(0.52)	(0.59)
NET ASSET VALUE						
End of period	**$ 9.41**	**$ 9.63**	**$ 9.54**	**$ 9.89**	**$ 9.61**	**$ 9.40**
Ratios/Supplemental Data						
Total return^	**0.03%**	**5.66%**	**0.45%**	**7.07%**	**7.95%**	**12.31%**
Ratio of total expenses to average net assets	0.67%†	0.67%	0.69%	0.70%	0.69%	0.70%
Ratio of net investment income to average net assets	3.78%†	3.90%	3.23%	3.68%	5.33%	6.39%
Portfolio turnover rate	158.4%†¤	167.0%¤	302.1%¤	385.8%¤	145.2%¤	71.2%¤
Net assets, end of period (in millions)	$ 1,262	$ 1,418	$ 1,307	$ 1,466	$ 1,223	$ 1,043

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

¤ The portfolio rate calculation includes purchases and sales from mortgage dollar roll transactions (see Note 2); had these transactions been excluded from the calculation, the portfolio turnover rates for the periods ended 11/30/05, 5/31/05, 5/31/04, 5/31/03, 5/31/02 and 5/31/01, would have been 84.3%, 85.2%, 146.6%, 135.5%, 72.0% and 64.7%, respectively.

The accompanying notes are an integral part of these financial statements.

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PORTFOLIO OF INVESTMENTS (1)

(Amounts in 000s)

	$ Par/Shares	Value
U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES 99.5%		
U.S. Government Obligations 99.5%		
Government National Mortgage Assn.		
4.50%, 6/15/33 - 9/15/35	11,604	11,059
5.00%, 10/15/17 - 11/15/34	234,196	229,820
5.50%, 7/15/14 - 9/15/35	307,550	306,843
6.00%, 11/15/08 - 1/20/35	320,560	325,663
6.50%, 12/15/14 - 10/20/34	66,439	69,005
6.75%, 2/15/41	9,005	9,326
7.00%, 3/15/13 - 12/15/34	42,914	45,052
7.50%, 3/15/07 - 9/15/32	16,634	17,561
8.00%, 3/15/14 - 3/15/30	9,461	10,074
8.50%, 2/15/06 - 2/20/23	2,289	2,453
9.00%, 5/15/09 - 9/15/24	1,220	1,329
9.25%, 8/15/16 - 12/15/19	232	253
9.50%, 6/15/09 - 12/15/24	657	716
9.75%, 8/15/16 - 2/15/21	158	174
10.00%, 2/15/16 - 3/15/26	2,651	2,921
10.25%, 9/20/16	20	22
10.50%, 2/15/13 - 10/15/21	299	330
11.00%, 2/15/10 - 7/20/20	232	255
11.50%, 6/15/10 - 11/15/19	400	444
12.00%, 10/15/10 - 6/15/15	583	653
12.25%, 3/15/14 - 7/20/15	48	54
12.50%, 4/15/10 - 1/20/16	233	261
12.75%, 12/20/13 - 12/20/14	54	60
13.00%, 1/15/11 - 9/20/15	189	215
13.50%, 5/15/10 - 1/15/15	138	156
CMO		
2.212%, 10/16/17	3,253	3,060
2.946%, 3/16/19	7,205	6,857
5.00%, 8/16/28	1,600	1,598
5.50%, 2/20/30 - 2/20/32 ++	68,890	68,560
6.50%, 10/20/27	9,098	9,381
VR, 5.064%, 9/16/26	12,192	12,135

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

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Statement of Operations

($ 000s)

	6 Months Ended 11/30/05
Investment Income (Loss)	
Income	
Interest	$ 28,469
Dividend	2,170
Total income	30,639
Expenses	
Investment management	3,175
Shareholder servicing	1,039
Custody and accounting	283
Prospectus and shareholder reports	41
Registration	22
Legal and audit	11
Proxy and annual meeting	8
Trustees	8
Miscellaneous	6
Total expenses	4,593
Expenses paid indirectly	(14)
Net expenses	4,579
Net investment income	26,060
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(3,117)
Futures	783
Net realized loss	(2,334)
Change in net unrealized gain (loss)	
Securities	(23,550)
Futures	141
Change in net unrealized loss	(23,409)
Net realized and unrealized loss	(25,743)
INCREASE IN NET ASSETS FROM OPERATIONS	$ 317

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on November 26, 1985. The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on bid-side money market yields.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In certain circumstances, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended November 30, 2005, the fund realized $1,074,000 of net loss on $94,755,000 of in-kind redemptions.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in other assets or liabilities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended November 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

TBA Purchase Commitments During the six months ended November 30, 2005, the fund entered into TBA (to be announced) purchase commitments, pursuant to which it agrees to purchase mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. With TBA transactions, the particular securities to be delivered are not identified at trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBAs with the intention of taking possession of the underlying mortgage securities. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBAs.

Dollar Rolls During the six months ended November 30, 2005, the fund entered into dollar roll transactions, pursuant to which it sells a mortgage-backed TBA or security and simultaneously purchases a similar, but not identical, TBA with the same issuer, rate, and terms. The fund may execute a “roll” to obtain better underlying mortgage securities or to enhance returns. The fund generally enters into dollar roll transactions with the intention of taking possession of the underlying mortgage securities, but may close a contract prior to settlement or “roll” settlement to a later date if deemed in the best interest of shareholders. Actual mortgages received by the fund may be less favorable than those anticipated. The fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rate.

Other Purchases and sales of U.S. government securities aggregated $1,067,298,000 and $1,142,961,000, respectively, for the six months ended November 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2005.

For tax purposes, the fund has elected to treat net capital losses realized between November 1 and May 31 of each year as occurring on the first day of the following tax year; consequently, $1,625,000 of realized losses recognized for financial reporting purposes in the year ended May 31, 2005 were recognized for tax purposes on June 1, 2005. Further, the fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2005, the fund had $12,901,000 of unused capital loss carryforwards, of which $8,219,000 expire in fiscal 2012, and $4,682,000 expire in fiscal 2013.

At November 30, 2005, the cost of investments for federal income tax purposes was $1,392,440,000. Net unrealized loss aggregated $14,012,000 at period-end, of which $7,682,000 related to appreciated investments and $21,694,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At November 30, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2005, expenses incurred pursuant to these service agreements were $52,000 for Price Associates, $302,000 for T. Rowe Price Services, Inc., and $71,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended November 30, 2005, the fund was allocated $503,000 of Spectrum Funds’ expenses, of which $310,000 related to services provided by Price. The amount payable at period end pursuant to this agreement is included in Due to Affiliates in the accompanying financial statements. At November 30, 2005, approximately 39% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the six months ended November 30, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $2,171,000, and the value of shares of the T. Rowe Price Reserve Funds held at November 30, 2005 and May 31, 2005 was $121,917,000 and $279,965,000, respectively.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price GNMA Fund

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	January 13, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	January 13, 2006